COMMUNITY NATIONAL CORPORATION

1400 East Second Street

Franklin, Ohio 45005

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 20, 2004

TO THE SHAREHOLDERS OF COMMUNITY NATIONAL CORPORATION:

You are cordially invited to attend the Annual Meeting of the Shareholders of Community National Corporation ("Community National") to be held on April 20, 2004 at 1:00 p.m. at the Community National Bank’s Springboro office located at 95 Edgebrook Drive, Springboro, Ohio, for the purpose of considering and acting on the following:

1.

Election of four Class I directors to serve until the 2006 Annual Meeting; and

2.

Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 1, 2004 will be entitled to vote at the meeting.

By Order of the Board of Directors
/s/ PAUL J. SCHEUERMANN Paul J. Scheuermann President

March 20, 2004

IMPORTANT

A proxy statement and proxy are submitted herewith.  As a shareholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this annual meeting in person.  The proxy is revocable at any time prior to the exercise thereof by written notice to the company, and shareholders who attend the annual meeting may withdraw their proxies and vote their shares personally if they so desire.

PROXY STATEMENT

COMMUNITY NATIONAL CORPORATION

1400 East Second Street

Franklin, Ohio 45005

ANNUAL MEETING OF SHAREHOLDERS

April 20, 2004

PROXY STATEMENT

COMMUNITY NATIONAL CORPORATION

1400 East Second Street

Franklin, Ohio 45005

ANNUAL MEETING OF SHAREHOLDERS

April 20, 2004

INTRODUCTION

The enclosed proxy is solicited by the Board of Directors of Community National Corporation (also referred to as "Community National" or the "Company"), in connection with the Annual Meeting of Shareholders to be held at 1:00 p.m. on April 20, 2004 at the Community National Bank’s Springboro Office located at 95 Edgebrook Drive, Springboro, Ohio, or at any adjournments thereof.

The meeting has been called for the following purposes:  (i) to elect four Class I directors, each for a two-year term, and (ii) to transact any other business that may properly come before the meeting or any adjournments thereof.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders are being mailed to Shareholders on or about March 20, 2004.

REVOCATION OF PROXIES AND DISCRETIONARY AUTHORITY

Community National Common Stock can be voted at the meeting only if the shareholder is represented by proxy or is present in person.  Shareholders who execute proxies retain the right to revoke them at any time prior to them being voted. Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof.  Proxies may be revoked by (i) written notice to the Secretary of Community National (addressed to: Community National Corporation, 1400 East Second Street, Franklin, Ohio 45005, Attention: Secretary); or (ii) by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the meeting; or (iii) in open meeting at any time before it is voted.

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein.  Where no instructions are indicated, properly executed proxies will be voted for the nominees for director set forth below.  The proxy confers discretionary authority on the persons named therein to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the meeting, and (iii) any other business that may properly come before the meeting or any adjournments thereof.

PERSON MAKING THE SOLICITATION

The enclosed proxy is being solicited by Community National and the cost of soliciting proxies will be borne by Community National.  In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or facsimile by directors, officers and employees of Community National or Community National Bank who will receive no compensation in addition to their regular compensation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each of the shares of Community National common stock (the "Common Stock") outstanding on March 1, 2004, the record date of the meeting, is entitled to one vote on all matters coming before the meeting. As of March 1, 2004, Community National had 633,014 shares of Common Stock issued and outstanding.  Only shareholders of record on the books of the Company on March 1, 2004 will be entitled to vote at the meeting either in person or by proxy.  The presence at the meeting of at least a majority of the shares, in person or by proxy, will be required to constitute a quorum at the meeting.

There has been no change in control of Community National since the date of the holding company conversion in 2001, effected through the merger between CNB Interim Bank, a wholly-owned subsidiary of the Company, and Community National Bank pursuant to which all of the shareholders of Community National Bank became all of the shareholders of the Company in the same proportion as their prior interests in Community National Bank.

The following table sets forth, as of February 15, 2004, the ownership of Common Stock by management of Community National, including (i) the Common Stock beneficially owned by each director, nominee for director and executive officer of Community National and (ii) the Common Stock beneficially owned by all officers, directors and nominees for director as a group.  The number of shares listed for each person includes shares held in the name of spouses, minor children, certain relatives, trusts or estates whose share ownership under the beneficial ownership rules of the Securities and Exchange Commission is to be aggregated with that of the director or officer whose share ownership is shown.

Name	Position	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
Donald G. Burns	Chairman, Director	50,883 (1)	8.04%
Robert L. Campbell	Director	13,468 (2)	2.13%
W. Leslie Earnhart	Director	12,559	1.98%
T.C. Garland	Director	33,681 (3)	5.32%
James L. Gross, Jr.	Director, Secretary	37,429 (4)	5.91%
Stanley E. Kolb	Director	22,863 (5)	3.61%
Paul J. Scheuermann	Director, President	5,737 (6)	0.91%
Jay A. Lees	Treasurer	2,418 (7)	0.38%
Kent S. Libecap	Director	3,082 (8)	0.49%

All directors and officers as a group (9 persons)		182,120	28.77%

(1)

Includes 4,951 shares owned by Dr. Burns’ spouse and 4,318 shares owned by Dr. Burns through an IRA.

(2)

Includes 10,972 shares owned by Mr. Campbell’s spouse, 926 shares owned by Robert L. Campbell Farms, an Ohio corporation owned by Mr. Campbell, and 258 shares owned by Mr. Campbell through an IRA.

(1)

Includes 3,787 shares owned by the Patricia R. Garland Revocable Living Trust of which Dr. Garland is a trustee, 4,207 shares owned by Springboro Family Physicians, Inc., an Ohio corporation in which Dr. Garland owns an interest, and 4,135 shares owned by Dr. Garland's spouse.

(2)

Includes 10,336 shares owned by Mr. Gross' spouse, 18 shares owned by Mr. Gross' spouse through a brokerage account, 3,177 shares owned by Mr. Gross' minor child or owned by Mr. Gross’ spouse as custodian for minor children, 1,077 shares owned by ELANJA, Inc., an Ohio corporation in which Mr. Gross owns an interest, and 874 shares owned by ERFOLG Realty Co. L.P. in which Mr. Gross owns an interest.

(5)

Includes 18,600 shares owned by Mr. Kolb’s spouse, 2,863 shares owned by Mr. Kolb through a brokerage account.

(1)

Includes 2,245 shares owned by Mr. Scheuermann’s spouse, 1,962 shares owned jointly by Mr. and Mrs. Scheuermann and 654 shares owned by Mr. Scheuermann through an IRA.

(2)

Includes 2,215 shares owned by Mr. Lees through a brokerage account and 203 shares owned by Mr. Lees' spouse.

(3)

Includes 541 shares owned by Mr. Libecap's spouse through a brokerage account and 349 shares owned by Mr. Libecap through a brokerage account.

ELECTION OF DIRECTORS

The Board of Directors currently consists of eight directors.  Community National's Code of Regulations divides such directors into two classes as nearly equal in number as possible and sets their terms at two years.  The four nominees for director of Community National receiving the most votes will be elected as directors.

The Board of Directors has nominated:

Robert L. Campbell

James L. Gross, Jr.

Stanley E. Kolb

Kent S. Libecap

to serve as Class I directors until the 2006 Annual Meeting of Shareholders and until their respective successors are elected and qualified.  Robert L. Campbell, James L. Gross, Jr., Stanley E. Kolb and Kent S. Libecap are incumbent directors whose present terms will expire at the meeting.

It is intended that the shares of Common Stock represented by the accompanying form of proxy will be voted FOR the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card.)  If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors.  The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

The following table sets forth information concerning the nominees for Class I directors of Community National.

Nominees for Directors

Name	Age	Principal Occupation	Positions Held with Community National Corporation	Director of Community National Corporation Since	Director of Community National Bank Since
Robert L. Campbell	71	Retired Farmer	Director	2001	1983
James L. Gross, Jr.	56	President, Gross Lumber Company	Director, Secretary	2001	1997
Stanley E. Kolb	72	Attorney	Director	2001	1983
Kent S. Libecap	47	Real Estate Broker & Auctioneer	Director	2004	2004

The Board of Directors recommends that Shareholders vote FOR the election of the nominees.

DIRECTORS AND EXECUTIVE OFFICERS

To Community National's knowledge, no director, officer or affiliate of Community National, owner of record or beneficially of more than 5% of Community National 's Common Stock, or any associate of any such director, officer, affiliate of Community National or security holder, is an adverse party to Community National or any of its subsidiaries or has a material interest that is adverse to Community National or any of its subsidiaries.

The following table sets forth information concerning the directors of Community National and the executive officers of Community National.  Included in the table is information regarding each person's principal occupation or employment during the past five years.

Name	Age	Principal Occupation	Positions Held with Community National Corporation	Director of Community National Corporation Since	Director of Community National Bank Since
Donald G. Burns	73	Retired Physician	Chairman, Director	2001	1983
Robert L. Campbell	71	Retired Farmer	Director	2001	1983
W. Leslie Earnhart	84	Retired, sand and gravel company	Director	2001	1983
T. C. Garland	71	Physician	Director	2001	1983
James L. Gross, Jr.	56	President, Gross Lumber Company	Director, Secretary	2001	1997
Stanley E. Kolb	72	Attorney	Director	2001	1983
Paul J. Scheuermann	45	Banker, Community National Bank	Director, President	2001	1994
Jay A. Lees	61	Banker, Community National Bank	Treasurer	NA	NA
Kent S. Libecap	47	Real Estate Broker & Auctioneer	Director	2004	2004

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of conducting its banking business, Community National Bank may engage in banking transactions with the employees, directors and managers of Community National or Community National Bank which may include, but not be limited to, loans.  As required by and in compliance with national banking law, all banking transactions with employees, officers and directors of Community National or Community National Bank are conducted on the same basis and terms as would be provided to any other customer of Community National Bank.  None of these loans to employees, officers and directors of Community National or Community National Bank involve more than a normal risk of collection.

During 2003, Community National Bank retained Mr. Stanley E. Kolb’s services as an attorney in connection with various matters arising in the ordinary course of the bank’s business.  The total amount paid to Mr. Kolb in exchange for these services amounted to $41,000 as of December 31, 2003.

CERTAIN BENEFICIAL OWNERS

Under Rule 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security.  Such beneficial owner under this definition need not enjoy the economic benefit of such securities.  The shareholders identified in the following table are deemed to be beneficial owners of 5% or more of the common stock of Community National as of February 15, 2004.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Common	Donald G. Burns 7060 Middlemoor Lane Middletown, OH 45042	50,883	8.04%
Common	Deborah Fletcher 5500 Terrace Creek Drive Dayton, Ohio 45459	55,728	8.80%
Common	T. C. Garland 836 W. Lower Springboro Rd. Springboro, Ohio 45066	33,681	5.32%
Common	James L. Gross, Jr. 391 Park Drive Carlisle, Ohio 45005	37,429	5.91%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Community National's officers and directors and persons who own more than 10% of a registered class of Community National's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required to furnish Community National with copies of all Section 16(a) forms they file.  Based solely on Community National's review of the Section 16(a) forms received by it and by statements of officers and directors concerning their compliance with the applicable filing requirements, the officers, directors and greater than 10% beneficial owners of Community National have complied with all applicable filing requirements.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

In the fiscal year ended December 31, 2003, the Board of Directors met on twelve occasions.  Six of the directors attended 100% of such meetings.  Two directors attended 92% of the such meetings.  Six members of the Board of Directors attended the 2003 Annual Meeting of Shareholders.  Directors do not receive any compensation from Community National for their service on the Board of Directors of the Community National Corporation.  Each director of Community National also serves as a director of Community National Bank of Franklin Ohio, the banking subsidiary of Community National, which meets on a monthly basis, for which each is compensated at a rate of $750.00 per meeting attended.  The Board of Directors has determined that each director, with the exception of Paul J. Scheuermann, are "independent directors" as such term is defined in applicable NASD Rules. The independent members of the Board of Directors of the Company meet in executive session without management present, and are scheduled to do so at least two times per year.  The Board of Directors has designated Donald G. Burns as the presiding director for these meetings.

The Company has an Audit Committee that serves in a dual capacity as the Audit Committee of the Bank.  The members of the Audit Committee during 2003 were Donald G. Burns, Robert Campbell, W. Leslie Earnhart, T.C. Garland and James L. Gross, Jr. who met four times in 2003 with 100% attendance at each meeting.  All of the members of the Audit Committee are (i) independent directors as defined in NASD Rule 4200; (ii) meet the criteria for independence set forth in Rule 10A(m)(3) of the Securities Exchange Act of 1934; and (iii) have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three year.  Kent Libecap was appointed on January 20, 2004 to serve as a member of the Audit Committee.

The Audit Committee meets with the Company's independent public accountants, internal auditors, and financial management executives and reviews the scope and results of audits as well as recommendations made by the Company's auditors and executives with respect to internal accounting controls. The Audit Committee is responsible for approving the appointment of the Company's auditors for all audit and permitted non-audit services. The members of the Audit Committee are independent, as defined in applicable NASD Rules.  No member of the Audit Committee is an audit committee financial expert as defined by Securities and Exchange Commission rules and regulations; however, the Board of Directors has determined that it is not necessary to add such a person to the Board of Directors at this time as the Board engagement of Clark, Schaefer, Hackett & Co. fills the role of an audit committee financial expert.  The Board of Directors of the Company has adopted a written charter for the Audit Committee which more fully describes the Audit Committee's functions.  A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

The Company does not have a designated nominating committee.  Decisions concerning nominees for the Board of Directors is made by the entire Board with all director nominees approved by at least a majority of the independent members of the Board of Directors.  Historically, the Board of Directors has not considered a nominating committee necessary in that there have been few vacancies on the Company's Board and vacancies have been filled through discussions involving the entire Board of Directors.  The Board has not adopted a policy with respect to minimum qualifications for board members.  However, in making its nominations, the Board of Directors considers, among other things, an individual's business experience, industry experience, financial background, breadth of knowledge about issues affecting the Company, time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

Historically, the Company has not engaged third parties to assist in identifying and evaluating potential nominees, but would do so in those situations where particular qualifications are required to fill a vacancy and the Board’s contacts are not sufficient to identify an appropriate candidate.

The Company has not received director candidate recommendations from its shareholders and,  as such, does not have a formal policy regarding consideration of such recommendations.  However, any recommendations received from shareholders will be evaluated in the same manner that potential nominees suggested by Board members are evaluated. The Company does not intend to treat shareholder recommendations in any manner different from other recommendations.  Shareholders may send director nomination recommendations to the Secretary of the Company at 1400 East Second Street, Franklin, Ohio 45005.

SHAREHOLDER COMMUNICATION WITH BOARD MEMBERS

The Company maintains contact information, both telephone and email, on its website under the heading “Contact.”  By following the Contact link, a shareholder will be given access to the Company’s toll-free telephone number and mailing address as well as links to the email addresses of the President and a Vice-President for providing email correspondence.  Communications sent to such officers and specifically marked as a communication for the Board will be forwarded to the Board or specific members of the Board as directed in the shareholder communication.  In addition, communications received via telephone for the Board of Directors are forwarded to the Board by an officer of the Company.  In addition, shareholders may send communications to the Board or any of its members by sending such communications to the Company, c/o Secretary at 1400 East Second Street, Franklin, Ohio 45005.

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics applicable to the Corporation's Chief Executive Officer, Chief Financial Officer and Controller.  A copy of the Code of Ethics is available on our website at www.communitynatbank.com.  In addition, the Board of Directors has also adopted a Directors Code of Ethics and an Officers Code of Ethics which are each available on our website.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company is composed of six independent directors.  The responsibilities of the Audit Committee are set forth in the charter of the Audit Committee which was adopted by the Board of Directors of the Company on August 8, 2001 and amended on January 20, 2004.  A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.  The Audit Committee, among other matters, is responsible for the appointment and supervision of the independent public accountants and internal auditors and reviews the arrangements for and the results of the auditors’ examinations of the Company’s books, records and internal controls and the auditors’ compensation.  The Audit Committee reviews the Company’s accounting policies, internal control procedures and systems and compliance activities. The Audit Committee also reviews the charter of the Audit Committee.

The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management.  The committee has also reviewed and discussed with J.D. Cloud & Co. L.L.P. ("J.D. Cloud"), their independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented and, as required, has discussed with J.D. Cloud its independence.

Based on the foregoing discussions and subject to the limitations set forth below, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

Management of the Company and the Bank is responsible for the Company’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles.  The Company’s auditors are responsible for auditing those financial statements.  The Audit Committee’s responsibility is to monitor and review these processes.

In March 2003, the Audit Committee approved the engagement of Clark, Schaefer, Hackett & Co. to provide internal audit functions, including Sarbanes-Oxley internal controls analysis and documentation, to the Company.  Also, the Audit Committee regularly reviews compliance with the Company's Standards of Ethics and Behavior for Officers and all employees.

This report has been provided by the Audit Committee:

Donald G. Burns	T.C. Garland
Robert L. Campbell	James L. Gross, Jr.
W. Leslie Earnhart	Kent S. Libecap

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information concerning the compensation of the Chief Executive Officer and the Treasurer.  No other executive officer of Community National Bank had aggregate cash compensation for the year ended December 31, 2003 in excess of $100,000, including any cash bonuses.

		Annual Compensation		Long Term Compensation
Name	Fiscal Year	Salary($)	Bonus($)	Securities Underlying Options Granted	Restricted Stock Awards	All Other Compensation($)(1)
Paul J. Scheuermann, President	2003 2002 2001	126,721 121,264 116,600	16,056 11,503 16,020	n/a n/a n/a	n/a n/a n/a	6,125 4,988 4,954
Jay A. Lees, Treasurer	2003 2002 2001	99,073 94,800 91,156	12,320 9,064 12,300	n/a n/a n/a	n/a n/a n/a	2,912 2,297 2,003

(1) All Other Compensation includes, for each year reported, $180 paid for insurance premiums with respect to term life insurance for the benefit of Mr. Scheuermann and Mr. Lees.  Other Compensation for Mr. Scheuermann also includes $3,509 in contributions by Community National Bank to Mr. Scheuermann’s 401(k) in 2003, $2,476 in contributions in 2002; and  $2,332 in contributions in 2001 as well as $2,436 for unused vacation time in 2003; $2,332 for unused vacation time in 2002; and $2,442 for unused vacation time in 2001.  Other Compensation for Mr. Lees also includes $2,732 in contributions by Community National Bank to Mr. Lees’ 401(k) in 2003; $2,117 in contributions in 2002; and $1,823 in such contributions in 2001.

Compensation Committee Report On Executive Compensation

Community National has no direct employees.  All officers and other persons performing services for Community National are employees of the Bank.  The Compensation Committee of the Board of Directors of the Bank is responsible for developing the Bank's executive compensation principles, policies and programs, including the compensation to be paid to the Chief Executive Officer and President of the Company and the Bank and the amount paid to each of the other executive officers of the Company and the Bank.  Paul J. Scheuermann, the Chief Executive Officer and President of both the Bank and the Company, is not a member of the Compensation Committee and does not participate in the deliberations concerning executive officer compensation.

The Bank's compensation programs are designed to provide its executive officers with market competitive salaries and the opportunity to earn incentive compensation related to performance expectations identified by the Bank Board.  The objectives of the Bank's executive compensation program are to:

(a)

Support the achievement of the Bank's annual and long-term goals and objectives as determined annually by the Compensation Committee;

(b)

Establish base salaries targeted at a median level for comparable positions within a comparison group of companies in the banking industry (the "Comparison Group"), with incentive opportunities designed to pay total compensation that are above average for outstanding Bank performance; and

(c)

Provide compensation plans and arrangements that encourage the retention of better-performing executives.

The Bank's executive compensation policies seek to provide an opportunity for compensation that varies with performance and which compares favorably to levels provided to executives within the Comparison Group.

The Compensation Committee seeks to set base salaries for the Company's and the Bank's executive officers at levels which are competitive with median levels for executives with similar roles and responsibilities within the Comparison Group.  In setting annual salaries for individuals, the Compensation Committee first considers the compensation paid for similar positions in the banking industry and the executive's experience, level and scope of responsibility as a benchmark reference.  The Compensation Committee then considers the individual performance of the executive measured against the Compensation Committee's expectations in developing its salary increase recommendations.

The compensation of executive officers of the Company and the Bank includes (i) base salary, (ii) annual cash bonuses, and (iii) other annual compensation in the form of fringe benefits.  Executive officers also receive various benefits generally available to all employees of the Bank, such as participation in a defined contribution plan and medical plans.

The Compensation Committee of Community National Bank:

Donald G. Burns	T.C. Garland
Robert L. Campbell	James L. Gross, Jr.
W. Leslie Earnhart	Stanley E. Kolb

INDEPENDENT PUBLIC ACCOUNTANTS

In December 2003, the Board of Directors approved the engagement of J.D. Cloud & Co., LLP, 1100 Mercantile Center, 120 East Fourth Street, Cincinnati, Ohio as the principal accountant of the Company.  A representative of the principal accountant will be present at the Annual Shareholders Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by J.D. Cloud for professional services rendered for the audit of the Company's financial statements and the review of the 10-KSB and 10-QSB's were $65,800 for fiscal year 2003 and were $53,600 for fiscal year 2002.

Audit-Related Fees

The aggregate fees billed by J.D. Cloud for assurance and related services that are reasonably related to the performance of the audit of the Company's financial statements and not reported under "Audit Fees" were $0 for fiscal year 2003 and were $0 for fiscal year 2002.

Tax Fees

The aggregate fees billed by J.D. Cloud for professional services rendered for tax compliance, tax advice and tax planning were $5,400 for fiscal year 2003 and were $5,200 for fiscal year 2002.  Such fees were for the preparation of federal income tax returns and the preparation of state franchise tax returns.

All Other Fees

The aggregate fees billed by J.D. Cloud for all other services not included in "Audit Fees," "Audit-Related Services" or "Tax Fees" were $3,600 for fiscal year 2003 and were $7,600 for fiscal year 2002.  Such fees were in connection with a proposed branch purchase in 2003 and a review of the EDP systems and related internal controls in 2002.

As required by the Sarbanes-Oxley Act of 2002, the Audit Committee is responsible for the approval of all audit and permitted non-audit services performed by the independent public accountants for the Company.  The entire Audit Committee determines whether to approve such services and, therefore, no other pre-approval policies or procedures are currently in place.  The Audit Committee approved 100% of the audit and permitted non-audit services performed by J.D. Cloud.  The Audit Committee has considered and ultimately determined that the provision of any of the non-audit or other services provided by J.D. Cloud to the Company is compatible with maintaining J.D. Cloud's independence.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented at the meeting and does not intend to bring other matters before the meeting.  However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

In order for any shareholder proposals for the 2005 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy statement relating to that meeting to be presented for shareholder action at that meeting, they must be received by the Secretary of the Company at 1400 East Second Street, Franklin, Ohio 45005, prior to November 20, 2004.  The form of proxy distributed by the Company with respect to the 2005 Annual Meeting of Shareholders may include discretionary authority to vote on any matter which is presented to the shareholders at the meeting if the Company does not receive notice of that matter at the above address prior to February 3, 2005.

By Order of the Board of Directors
/s/ PAUL J. SCHEUERMANN Paul J. Scheuermann President

APPENDIX A

COMMUNITY NATIONAL CORPORATION

Audit Committee Charter

The Audit Committee (“Committee”) of the Board of Directors (“Board”) of Community National Corporation (“Company”), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of at least three directors as determined by the Board.  The members of the Committee will meet the independence and experience requirements of applicable NASD and Securities and Exchange Commission (“SEC”) rules and regulations.  Each member shall be able to read and understand fundamental financial statements at the time of his or her appointment, in accordance with Nasdaq National Market Audit Committee requirements.  The members of the Committee will be elected annually at the organizational meeting of the full Board held on the date of the annual meeting of stockholders and will be listed in the annual report to shareholders.  One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board.  Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the  financial statements and other financial information to be provided to shareholders and the SEC; (ii) compliance with legal and regulatory requirements; (iii) the system of internal controls that management has established; (iv) the external audit process; and (v) the auditing, accounting, and financial reporting process generally.  In addition, the Committee provides an avenue for communication between the independent auditor, financial management and the Board.  The Committee should have a clear understanding with the independent auditor that they must maintain an open and transparent relationship with the Committee.  The Committee is directly responsible for the appointment, compensation and oversight of the independent auditor engaged to prepare or issue an audit report on the financial statements of the Company.  The independent auditor shall report directly to the Committee.  The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  This is the responsibility of management and the independent auditor.

AUTHORITY

The Committee has the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company.  The Committee has the authority to retain and determine the funding for external professionals, including independent counsel and auditor, to render advice and counsel and assist in any investigation and performance of its functions at the Company’s expense.  The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a Committee meeting or to meet with any members of or advisors to the Committee.  All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary.

ATTENDANCE

Committee members will strive to be present at all meetings.  As necessary or desirable, the Committee Chair may request that members of management, employees of the Company or representatives of the Company’s outside counsel or independent auditor be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1.

Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.  This should be done in compliance with applicable NASD Audit Committee Requirements.

2.

Approve the selection, retention or termination of the Company’s independent auditor.

3.

Pre-approve all audit and permitted non-audit services to be performed by the independent auditor and establish policies and procedures for the engagement of the independent auditor to provide the permitted non-audit services, with exceptions provided for de minimis amounts under certain circumstances in accordance with the rules and regulations of the SEC and NASD.

4.

Review and discuss with the Company’s management and independent auditor the Company’s:  (a) the adequacy and effectiveness of the company’s internal control over financial reporting, including any significant deficiencies and significant changes in internal control over financial reporting reported to the Committee by the independent auditor or management; (b) the Company’s internal audit procedures; and (c) the adequacy and effectiveness of the Company’s disclosure controls and procedures, and management reports thereon.

5.

Review with the Company’s management and independent auditor significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements.  Discuss with the independent auditor their judgments about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting.

6.

Review the scope and general extent of the independent auditor’s annual audit.  The Committee’s review should include an explanation from the independent auditor of the factors considered by the auditor in determining the audit scope, including the major risk factors.  The independent auditor should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures.  The Committee will determine and approve the fee arrangement with the independent auditor.

7.

Inquire as to the independence of the independent auditor, including whether the provision by the independent auditor of permitted non-audit services is compatible with independence, and obtain from the independent auditor, at least annually, a formal written statement delineating all relationships between the independent auditor and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

8.

Have a predetermined arrangement with the independent auditor that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to filing Forms 10-Q.

9.

Consider and approve, if appropriate, major changes to the Company’s accounting principles and practices proposed by management.

10.

At the completion of the annual audit, review with management and the independent auditor the following:

º

The annual financial statements and related footnotes and financial information to be included in the Company’s annual report to shareholders and on Form 10-K, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

º

Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

º

Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit.  Inquire about the cooperation received by the independent auditor during their audit, including access to all requested records, data and information.  Inquire of the independent auditor whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company’s financial statements.

º

Other communications as required to be communicated by the independent auditor by Statement of Auditing Standards (SAS) 61, as amended, relating to the conduct of the audit.

If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company’s annual report on Form 10-K.

11.

After preparation by management and review by the independent auditor, approve the report required under SEC rules to be included in the Company’s annual proxy statement.  The charter is to be published as an appendix to the proxy statement every three years.

12.

Discuss with the independent auditor the quality of the Company’s financial and accounting personnel.  Also, elicit the comments of management regarding the responsiveness of the independent auditor to the Company’s needs.

13.

Meet with management and the independent auditor to discuss any recommendations that the independent auditor may have, particularly those characterized as ‘material’ or ‘serious’.  Typically, such recommendations will be presented by the independent auditor in the form of a Letter of Comments and Recommendations to the Committee.  The Committee should review responses of management to the Letter of Comments and Recommendations from the independent auditor and receive follow-up reports on action taken concerning the aforementioned recommendations.

14.

Review and pre-approve related-party transactions in accordance the rules and regulations of the NASD.

15.

Establish procedures for receipt, retention and treatment of complaints received by the Company regarding the Company’s accounting, internal controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

16.

Obtain from the independent auditor assurance that they will inform Company management concerning any information indicating that an illegal act has or may have occurred that could have a material effect on the Company’s financial statements, and assure that such information has been conveyed to the Committee.

17.

Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company’s general counsel concerning legal and regulatory matters that may have a material impact on the financial statements or on the Company’s contingent liabilities and risks.

18.

As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the NASD, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

PROXY CARD

COMMUNITY NATIONAL CORPORATION

1400 East Second Street

Franklin, Ohio 45005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby designates and appoints Dr. T. C. Garland and W. Leslie Earnhart, or either of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote for and in the name of the undersigned all shares of the common stock of Community National Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 20, 2004 at 1:00 p.m., or at any adjournment thereof, such proxies being directed to vote as specified below on the following proposals:

Please mark X on the appropriate line or in the appropriate box.  The Board of Directors recommends a FOR vote on each proposal.

1.

ELECTION OF DIRECTORS.

FOR all nominees listed below

WITHHOLD AUTHORITY (except as marked to the contrary below)

Robert L. Campbell

James L. Gross, Jr.

Stanley E. Kolb

Kent S. Libecap

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)

______________________________________________________

2.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR the election of each of the named nominees to the Board of Directors.

ALL FORMER PROXIES ARE HEREBY REVOKED.

_______________________________ (Signature of Shareholder) _______________________________ (Signature of Shareholder)

(Please sign Proxy as your name appears on your stock certificate(s).  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.)

Date: ___________________

Please date, sign, and mail this proxy to the Proxy Committee, in care of Community National Corporation, P.O. Box 577, Franklin, Ohio 45005-0577.  A pre-addressed envelope is enclosed.